EXHIBIT 23.0—CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Annual Report (Form 10-K) of Inter-Tel (Delaware), Incorporated of our report dated March 9, 2007 with respect to the consolidated financial statements and schedule of Inter-Tel (Delaware), Incorporated.
We consent to the incorporation by reference in the following Registration Statements:
(1)	Registration Statement (Form S-8 No. 33-40353) pertaining to the 1990 Directors Stock Option Plan,
(2)	Registration Statement (Form S-8 No. 33-83826) pertaining to the Inter-Tel, Incorporated 1994 Long Term Incentive Plan,
(3)	Registration Statement (Form S-8 No. 33-73620) pertaining to the Inter-Tel, Incorporated Employee Stock Ownership Plan,
(4)	Registration Statement (Form S-8 No. 333-41197) pertaining to the Inter-Tel, Incorporated 1997 Long Term Incentive Plan and Inter-Tel, Incorporated 1997 Employee Stock Purchase Plan,
(5)	Registration Statement (Form S-8 No. 333-56872) pertaining to the Acquisition Stock Option Plan,
(6)	Registration Statement (Form S-8 No. 333-67261) pertaining to the Acquisition Stock Option Plan,
(7)	Registration Statement (Form S-8 No. 333-85098) pertaining to the Inter-Tel, Incorporated 1997 Long Term Incentive Plan and Acquisition Stock Option Plan,
(8)	Registration Statement (Form S-8 No. 333-87474) pertaining to the Inter-Tel, Incorporated 1997 Employee Stock Purchase Plan,
(9)	Registration Statement (Form S-8 No. 333-104642) pertaining to the Inter-Tel, Incorporated 1997 Long-Term Incentive Plan,
(10)	Registration Statement (Form S-8 No. 333-016868) pertaining to the Inter-Tel, Incorporated Tax Deferred Savings Plan and Retirement Trust,
(11)	Registration Statement (Form S-8 No. 333-113600) pertaining to the Inter-Tel, Incorporated 1997 Long-Term Incentive Plan,
(12)	Registration Statement (Form S-8 No. 333-123506) pertaining to the Inter-Tel, Incorporated 1997 Long-Term Incentive Plan
(13)	Registration Statement (Form S-3 No. 33-58161),

(14)	Registration Statement (Form S-3 No. 33-61437),

(15)	Registration Statement (Form S-3 No. 333-01735),

(16)	Registration Statement (Form S-3 No. 333-12433),

(17)	Registration Statement (Form S-3 No. 333-39221); and
(18)	Registration Statement (Form S-8 No. 333-133594) pertaining to the Inter-Tel, Incorporated 1997 Long-Term Incentive Plan
of our report dated March 9, 2007, with respect to the consolidated financial statements and schedule of Inter-Tel (Delaware), Incorporated, Inter-Tel (Delaware), Incorporated management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Inter-Tel (Delaware), Incorporated, included in this Annual Report (Form 10-K) of Inter-Tel (Delaware), Incorporated for the year ended December 31, 2006.

/s/ Ernst & Young LLP

Phoenix, Arizona March 9, 2007